DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation



                              DERIVED INFORMATION




                           $445,000,000 Certificates



                   DELTA FUNDING HOME EQUITY LOAN TRUST 1998-2

            HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 1998-2


                           Delta Funding Corporation
                            as Seller and Servicer


-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation

                  Delta Funding Home Equity Loan Trust 1998-2
           Home Equity Loan Asset-Backed Certificates, Series 1998-2


                       $445,000,000 (Approximate, +/- 5%)
                  Delta Funding Home Equity Loan Trust 1998-2

                                                                    WAL      Modified
                   Approximate                                    (Years)    Duration
  Class            Certificate    Tranche Type    Coupon          (3F,3A)      (Yrs)   Principal    Proposed       Expected Legal
  (1F,1A)            Balance        (1F,1A)       (2F,2A)         (5F,5A)     (3F,3A)    Window      Rating (1)         Final
  -------            -------        -------       -------         -------     -------    ------      ----------         -----

  A-1F           $131,000,000     Fixed Seq.       [TBD]%         1.00       0.93         23          AAA/AAA         10/2016
  A-2F             17,000,000     Fixed Seq.       [TBD]%         2.00       1.83          4          AAA/AAA          3/2018
  A-3F             79,800,000     Fixed Seq.       [TBD]%         3.00       2.65         28          AAA/AAA          5/2025
  A-4F             21,000,000     Fixed Seq.       [TBD]%         4.98       4.15         18          AAA/AAA          9/2026
  A-5F             32,000,000     Fixed Seq.       [TBD]%         9.91       6.88        143          AAA/AAA          7/2028
A-6F(NAS)(4F)      36,000,000     Fixed Lock       [TBD]%         6.55       5.16        171          AAA/AAA          7/2028
  M-1F             19,800,000     Adjustable     1ML + [ ]%       5.49*      4.46*        61*          AA/AA           7/2028
                                     Mezz.
  M-2F             10,800,000     Adjustable     1ML + [ ]%       5.49*      4.43*        61*           A/A            7/2028
                                     Mezz.
  B-1F             12,600,000   Adjustable Sub.  1ML + [ ]%       5.44*      4.31*        61*         BBB-/BBB         7/2028
  F-IO                   (6F)     Fixed Strip      10.00%    Underwritten Underwritten Underwritten
                                                                by DLJ       by DLJ       by DLJ      AAAr/AAA         6/2001
A-1A(NAS)(4A)      15,000,000     Fixed Lock       [TBD]%         2.25       2.04         16          Aaa/AAA          1/2016
  A-2A             54,062,500   Adjustable Sr.   1ML + [ ]%       2.25*      1.90*        97*         Aaa/AAA          7/2028
  M-1A              7,012,500     Adjustable     1ML + [ ]%       4.98*      4.12*        57*          Aa2/AA          7/2028
                                     Mezz.
  M-2A              4,887,500     Adjustable     1ML + [ ]%       4.86*      4.00*        60*          A2/A            7/2028
                                     Mezz.
  B-1A              4,037,500   Adjustable Sub.  1ML + [ ]%       4.64*      3.78*        61*         Baa3/BBB         7/2028
  Total          $445,000,000

* Run to 10% call.
Certificate sizes subject to change based on the delivery of additional loans prior to the closing date, the delivery of subsequent loans on or after the closing date and final rating agency review. The Class F-IO Certificate is not being offered hereby.

Group F & Group A Certificates:
-------------------------------
(1) The Group F Certificates will be rated by S&P and Fitch, respectively, and the Group A Certificates will be rated by Moody's and Fitch, respectively.

Group F Certificates:
---------------------
(1F) Classes A-1F through A-6F, M-1F, M-2F, B-1F are collateralized by the fixed rate loan pool. Classes A-1F through A-5F are sequential pay; Class A-6F is concurrent pay starting in month 37. Classes M-1F, M-2F and B-1F are concurrent pay starting in month 37 subject to subordination provisions, certain credit enhancement requirements and trigger events.
(2F) Payable monthly starting 7/15/98. Fixed Pass Through Rates (30/360) subject to the Group F Certificates Available Funds Cap with accrued interest from 6/1/98, except for the Class M-1F, M-2F, and B-1F Certificates, which will settle flat and will pay an adjustable coupon. After the 10% Call Date, margin on Classes M-1F, M-2F and B-1F increases by 1.5 times. Class A-4F, A-5F, A-6F, M-1F, M-2F, and B-1F Certificate coupons are subject to the Group F Certificates Available Funds Cap described herein.
(3F) Group F Certificates pricing speed: 120% of Prepayment Assumption (100% Prepayment Assumption: 4.0% CPR in month 1, and an additional 1.455% (precisely 16/11) in each month thereafter until month 12; on and thereafter, 20% CPR).
(4F) Class A-6F NAS allocation of related senior principal distributions: 0% to month 36; 45% month 37 to month 60; 80% month 61 to month 72; 100% month 73 to month 84; and 300% in month 85 and thereafter.
(5F) Group F Certificates priced to maturity, except for Classes M-1F, M-2F and B-1F Certificates, which are priced to call.
(6F) Class F-IO Certificate will pay a fixed coupon based on a notional amount equal to the Principal Balance of the Class A-6F Certificates for the first 36 distribution dates.

Group A Certificates:
---------------------
(1A) Classes A-1A, A-2A, M-1A, M-2A, B-1A are collateralized by the adjustable rate loan pool. Classes M-1A, M-2A and B-1A are concurrent pay starting in month 37 subject to certain subordination provisions, credit enhancement requirements and trigger events.


-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation


                  Delta Funding Home Equity Loan Trust 1998-2
           Home Equity Loan Asset-Backed Certificates, Series 1998-2


(2A) Payable monthly starting 7/15/98. The Class A-2A, M-1A, M-2A and B-1A Certificate coupons reset monthly to one month LIBOR (Actual/360) settling flat. After the 10% Call Date, margin on Class A-2A doubles and margin on Classes M-1A, M-2A and B-1A increases by 1.5 times. Class A-2A, M-1A, M-2A and B-1A Certificate coupons are subject to the Group A Certificates Available Funds Cap described herein. The Class A-1A coupon pays a fixed pass through rate (30/360) with accrued interest from 6/1/98.
(3A) Group A Certificates pricing speed: 28% CPR.
(4A) Class A-1A NAS allocation of related senior principal  distributions:
     0% to month 20 and 90% in month 21 and
     thereafter.
(5A) Group A Certificates priced to 10% call, except for the Class A-1A Certificates, which are priced to maturity.






-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation


                  Delta Funding Home Equity Loan Trust 1998-2
           Home Equity Loan Asset-Backed Certificates, Series 1998-2



                                  SUMMARY TERMS

Underwriters:        Donaldson, Lufkin & Jenrette Securities Corporation (Books)
                     Lehman Brothers
                     NationsBanc Montgomery Securities LLC

Seller and Servicer: Delta Funding Corporation

Registration:        The Class A, M and B Certificates will be available
                     in book-entry form through DTC, Cedel &
                     Euroclear.

Cut-off Date:        June 1, 1998

Pricing Date:        June [  ], 1998

Settlement Date:     June [29], 1998

Distribution Dates:  [15]th day of each month (or the next succeeding business day), commencing July [15], 1998.

Optional             10% optional clean-up call (outstanding mortgage pool
Termination:         balance is less than 10% of the sum of (i) initial
                     mortgage pool balance as of the Cut-off Date plus (ii) any subsequent loans).

Mortgage Loans:      Fixed and adjustable rate (closed-end) home equity
                     mortgage loans.

ERISA Eligibility:   Subject to the considerations and conditions
                     described in the Prospectus Supplement, it is expected that the Class A Certificates may be purchased under certain conditions by employee benefit plans that are subject to ERISA.

SMMEA Treatment:     The Class A-1A, Class A-2A, and Class M-1A
                     Certificates will constitute "mortgage related securities" for purposes of SMMEA.

                     The Group F Certificates, the Class M-2A Certificates, and the Class B-1A Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Taxation:            REMIC Election.

Class A-6F           With regard to principal allocations, the Class A-6F
Principal Payment    Certificates will receive the following percentage of its
Percentage:          pro rata share of the related senior principal
                     distribution amount:

                          0 - 36 months:     0%
                         37 - 60 months:    45%
                         61 - 72 months:    80%
                         73 - 84 months:   100%
                         85 months and thereafter:  300%

Class A-1A           With regard to principal allocations, the Class A-1A
Principal Payment    Certificates will receive the following percentage of its
Percentage:          pro rata share of the related senior principal
                     distribution amount:

                         0 - 20 months:  0%
                         21 months and thereafter:  90%




-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation

                  Delta Funding Home Equity Loan Trust 1998-2
           Home Equity Loan Asset-Backed Certificates, Series 1998-2

                            SUMMARY TERMS (CONTINUED)

Group A               Class A-1A, A-2A, M-1A, M-2A and B-1A  Certificates.
Certificates          The weighted average of the net Loan Rates (net of
Available Funds Cap:  Servicing: [0.50]%, and Trustee Fee: [0.0028]%) on the
                      loans in the Adjustable Rate Loan Group calculated on a (30/360) basis.


Group F               Class A-4F, A-5F, A-6F, M-1F, M-2F and B-1F
Certificates          Certificates. The weighted  average of the net Loan
Available Funds Cap:  Rates (net of  Servicing:  [0.50]%,  and Trustee Fee:
                      [0.0028]%) on the loans in the Fixed Rate Loan Group for such Remittance Period minus, for the first 36
                      Distribution Dates, a percentage equal to the product of
                      (i) 10.00% and (ii) a fraction, the numerator of which is the Notional Amount of the Class A-6F Certificates and the denominator of which is the Fixed Rate Loan Group balance calculated on a (30/360) basis.

Available Funds Cap   To the extent interest distributions on the Class M-1F,
LIBOR Carryover:      M-2F, B-1F, A-2A, M-1A, M-2A, or B-1A Certificates are
                      limited by the applicable Available Funds Cap, any resulting Available Funds shortfalls (the "Available
                      Funds Cap LIBOR Carryover") shall be carried forward with interest thereon and be paid to the extent of related
                      Available Funds in future periods, subject to certain limitations described in the Prospectus Supplement.

Additional Loans/     It is anticipated that certain additional fixed rate and
Subsequent            adjustable rate loans will be delivered prior to the
Prefunding            Closing Date. In addition, it is anticipated that a
Loans:                portion of the proceeds from the issuance of both the
                      Fixed and Adjustable Rate Certificates (not to exceed 25% thereof, respectively) will be utilized by the Trust to purchase additional fixed rate and adjustable rate loans on or after the Closing Date. As to either Loan Group, the assumed pool balance will equal the sum of the related principal balances of the loans as of the Cut-Off
                      Date and included therein as of the Closing Date and any subsequent loans added to such loan group during the funding period.

Cross-                It is anticipated that the Fixed Rate Pool and Adjustable
collateralization:    Rate Pool will be crosscollateralized with respect to
                      Realized Losses and Interest Shortfalls (excluding
                      Available Funds Cap LIBOR Carryover) only.



-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation

                  Delta Funding Home Equity Loan Trust 1998-2
           Home Equity Loan Asset-Backed Certificates, Series 1998-2



                              OVERCOLLATERALIZATION

1. Before the Step-down date (July 2001), overcollateralization initially builds to [1.40]% of the fixed-rate group's assumed pool loan balance and to [1.00]% of the adjustable rate group's assumed pool balance.
2. On or after the Step-down date, the fixed-rate group's required overcollateralization is [2.80]% of the then current pool's outstanding balance and the adjustable rate group's required overcollateralization is [2.00]% of the then current pool's outstanding balance.
3. Step-down overcollateralization is subject to a floor of 0.50% of assumed pool balance for each loan group.



                   CREDIT ENHANCEMENT FOR GROUP F CERTIFICATES

Senior Classes (Class A-1F through A-6F)
     1. Excess cash;
     2. Overcollateralization initially building up to [1.40]% of the Fixed Rate Group's assumed pool balance;
     3. Subordination of mezzanine and subordinate classes: M-1F, M-2F, B-1F, totaling [12.00]% of the assumed pool balance.

Mezzanine and Subordinate Classes (Class M-1F, M-2F, B-1F)
     1.  Excess cash;
     2. Overcollateralization initially building up to [1.40]% of the Fixed Rate Group's assumed pool balance;
     3. Class M-1F is further enhanced by [6.50]% in mezzanine and subordinate certificates and O/C building up to [1.40]% of assumed pool balance;
     4. Class M-2F is further enhanced by [3.50]% in subordinate certificates and O/C building up to [1.40]% of assumed pool balance;
     5. Class B-1F is further enhanced by O/C building up to [1.40]% of assumed pool balance.



           EXPECTED CREDIT ENHANCEMENT LEVELS FOR GROUP F CERTIFICATES

               Proposed Rating (S&P/Fitch)          Percent of Transaction
               ---------------------------          ----------------------
                         AAA/AAA                           [88.00]%
                          AA/AA                             [5.50]%
                           A/A                              [3.00]%
                         BBB-/BBB                           [3.50]%




-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation

                  Delta Funding Home Equity Loan Trust 1998-2
           Home Equity Loan Asset-Backed Certificates, Series 1998-2




                   CREDIT ENHANCEMENT FOR GROUP A CERTIFICATES

Senior Classes (Class A-1A and A-2A)
       1. Excess cash;
       2. Overcollateralization initially building up to [1.00]% of the Adjustable Rate Group's assumed pool balance;
       3. Subordination of mezzanine and subordinate classes: M-1A, M-2A, B-1A, totaling [18.75]% of the assumed pool balance.

Mezzanine and Subordinate Classes (Class M-1A, M-2A, B-1A)
       1.  Excess cash;
       2. Class M-1A is further enhanced by [10.50]% in mezzanine and subordinate certificates and O/C building up to [1.00]% of assumed pool balance;
       3. Class M-2A is further enhanced by [4.75]% in subordinate certificates and O/C building up to [1.00]% of assumed pool balance;
       4. Class B-1A is further enhanced by O/C building up to [1.00]% of assumed pool balance.



           EXPECTED CREDIT ENHANCEMENT LEVELS FOR GROUP A CERTIFICATES

                Proposed Rating (MDY/FTC)           Percent of Transaction
                -------------------------           ----------------------
                         Aaa/AAA                           [81.25]%
                          Aa2/AA                            [8.25]%
                           A2/A                             [5.75]%
                          Baa3/BBB                          [4.75]%






-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation

                  Delta Funding Home Equity Loan Trust 1998-2
           Home Equity Loan Asset-Backed Certificates, Series 1998-2

                    AVAILABLE FUNDS CAP -- FIXED RATE GROUP

        Available                Available                Available                Available                Available
Period  Funds Cap        Period  Funds Cap        Period  Funds Cap        Period  Funds Cap        Period  Funds Cap
------  ---------        ------  ---------        ------  ---------        ------  ---------        ------  ---------
   2       8.707%          27       8.041%          52       9.723%           77     9.730%           102      9.739%
   3       8.699%          28       8.001%          53       9.723%           78     9.730%           103      9.740%
   4       8.690%          29       7.959%          54       9.723%           79     9.730%           104      9.740%
   5       8.679%          30       7.917%          55       9.723%           80     9.731%           105      9.741%
   6       8.666%          31       7.874%          56       9.724%           81     9.731%           106      9.741%
   7       8.651%          32       7.829%          57       9.724%           82     9.732%           107      9.742%
   8       8.634%          33       7.784%          58       9.724%           83     9.732%           108      9.742%
   9       8.614%          34       7.737%          59       9.724%           84     9.732%           109      9.743%
  10       8.593%          35       7.689%          60       9.725%           85     9.733%           110      9.743%
  11       8.569%          36       9.719%          61       9.725%           86     9.733%           111      9.744%
  12       8.542%          37       9.719%          62       9.725%           87     9.733%           112      9.744%
  13       8.514%          38       9.719%          63       9.726%           88     9.734%           113      9.745%
  14       8.485%          39       9.719%          64       9.726%           89     9.734%           114      9.745%
  15       8.456%          40       9.720%          65       9.726%           90     9.734%           115      9.746%
  16       8.426%          41       9.720%          66       9.726%           91     9.735%           116      9.746%
  17       8.395%          42       9.720%          67       9.727%           92     9.735%           117      9.747%
  18       8.363%          43       9.720%          68       9.727%           93     9.736%           118      9.747%
  19       8.331%          44       9.721%          69       9.727%           94     9.736%           119      9.748%
  20       8.297%          45       9.721%          70       9.728%           95     9.736%           120      9.748%
  21       8.263%          46       9.721%          71       9.728%           96     9.737%           121      9.748%
  22       8.229%          47       9.721%          72       9.728%           97     9.737%           122      9.749%
  23       8.193%          48       9.722%          73       9.729%           98     9.738%           123      9.749%
  24       8.156%          49       9.722%          74       9.729%           99     9.738%           124      9.749%
  25       8.119%          50       9.722%          75       9.729%          100     9.739%           125      9.750%
  26       8.080%          51       9.722%          76       9.729%          101     9.739%           126      9.750%



-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation

                  Delta Funding Home Equity Loan Trust 1998-2
           Home Equity Loan Asset-Backed Certificates, Series 1998-2



                 AVAILABLE FUNDS CAP -- ADJUSTABLE RATE GROUP*

        Available                Available                Available                Available                Available
Period  Funds Cap        Period  Funds Cap        Period  Funds Cap        Period  Funds Cap        Period  Funds Cap
------  ---------        ------  ---------        ------  ---------        ------  ---------        ------  ---------
   2      9.590%           27     12.850%            52    16.188%            77     16.188%          102     16.188%
   3      9.590%           28     12.887%            53    16.188%            78     16.188%          103     16.188%
   4      9.590%           29     13.061%            54    16.188%            79     16.188%          104     16.188%
   5      9.642%           30     13.376%            55    16.188%            80     16.188%          105     16.188%
   6      9.709%           31     13.837%            56    16.188%            81     16.188%          106     16.188%
   7      9.839%           32     13.837%            57    16.188%            82     16.188%          107     16.188%
   8      9.839%           33     13.854%            58    16.188%            83     16.188%          108     16.188%
   9      9.839%           34     13.892%            59    16.188%            84     16.188%          109     16.188%
  10      9.839%           35     14.066%            60    16.188%            85     16.188%          110     16.188%
  11      9.890%           36     14.380%            61    16.188%            86     16.188%          111     16.188%
  12      9.957%           37     14.841%            62    16.188%            87     16.188%          112     16.188%
  13     10.086%           38     14.841%            63    16.188%            88     16.188%          113     16.188%
  14     10.086%           39     14.859%            64    16.188%            89     16.188%          114     16.188%
  15     10.086%           40     14.887%            65    16.188%            90     16.188%          115     16.188%
  16     10.136%           41     15.030%            66    16.188%            91     16.188%          116     16.188%
  17     10.187%           42     15.315%            67    16.188%            92     16.188%          117     16.188%
  18     10.254%           43     15.727%            68    16.188%            93     16.188%          118     16.188%
  19     10.384%           44     15.727%            69    16.188%            94     16.188%          119     16.188%
  20     10.384%           45     15.733%            70    16.188%            95     16.188%          120     16.188%
  21     10.430%           46     15.740%            71    16.188%            96     16.188%          121     16.188%
  22     10.506%           47     15.831%            72    16.188%            97     16.188%          122     16.188%
  23     10.922%           48     15.997%            73    16.188%            98     16.188%          123     16.188%
  24     11.722%           49     16.188%            74    16.188%            99     16.188%          124     16.188%
  25     12.832%           50     16.188%            75    16.188%           100     16.188%          125     16.188%
  26     12.832%           51     16.188%            76    16.188%           101     16.188%          126     16.188%

*Achieved assuming 1 and 6 month LIBOR increase to a level beyond the highest maximum obtainable rate on the underlying adjustable rate home equity loans (beginning month 2); run at the pricing speed.



-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation

                  Delta Funding Home Equity Loan Trust 1998-2
           Home Equity Loan Asset-Backed Certificates, Series 1998-2

                                  BOND SUMMARY

Class A-1F (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption         0.0% PPC    50.0% PPC      75.0% PPC      120.0% PPC      150.0% PPC      175.0% PPC      200.0% PPC
Implied Seasoned CPR           0.0% CPR    10.0% CPR      15.0% CPR      24.0% CPR       30.0% CPR       35.0% CPR       40.0% CPR
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             10.40        1.97            1.43           1.00            0.85            0.76            0.69
Modified Duration (yrs.)         7.02        1.77            1.31           0.93            0.80            0.72            0.66
First Principal Payment Date   7/15/98      7/15/98        7/15/98         7/15/98         7/15/98         7/15/98         7/15/98
Last Principal Payment Date    4/15/16      7/15/02        4/15/01         5/15/00         1/15/00        11/15/99         9/15/99
Payment Window (mos.)            214          49              34             23              19              17              15
Yield @ 100.00000               6.144        6.044          5.998           5.925           5.881           5.848           5.816
                                                                       ----------------

Class A-2F (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption         0.0% PPC    50.0% PPC      75.0% PPC      120.0% PPC      150.0% PPC      175.0% PPC      200.0% PPC
Implied Seasoned CPR           0.0% CPR    10.0% CPR      15.0% CPR       24.0% CPR       30.0% CPR       35.0% CPR       40.0% CPR
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             18.60        4.42            3.04           2.00            1.64            1.44            1.28
Modified Duration (yrs.)        10.88        3.77            2.70           1.83            1.52            1.34            1.20
First Principal Payment Date   4/15/16      7/15/02        4/15/01         5/15/00         1/15/00        11/15/99         9/15/99
Last Principal Payment Date    11/15/17     4/15/03        10/15/01        8/15/00         3/15/00         1/15/00        11/15/99
Payment Window (mos.)             20          10              7               4               3               3               3
Yield @ 100.00000               6.075        6.034          6.009           5.968           5.942           5.921           5.901
                                                                       ----------------

Class A-3F (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption         0.0% PPC    50.0% PPC      75.0% PPC      120.0% PPC      150.0% PPC      175.0% PPC      200.0% PPC
Implied Seasoned CPR           0.0% CPR    10.0% CPR      15.0% CPR       24.0% CPR       30.0% CPR       35.0% CPR       40.0% CPR
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             23.50        7.86            4.98           3.00            2.32            2.00            1.76
Modified Duration (yrs.)        12.06        5.95            4.13           2.65            2.10            1.83            1.62
First Principal Payment Date   11/15/17     4/15/03        10/15/01        8/15/00         3/15/00         1/15/00        11/15/99
Last Principal Payment Date    5/15/25      2/15/11        11/15/06       11/15/02         6/15/01         1/15/01         9/15/00
Payment Window (mos.)             91          95              62             28              16              13              11
Yield @ 100.00000               6.199        6.179          6.161           6.129           6.105           6.089           6.072
                                                                       ----------------


Class A-4F (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption         0.0% PPC    50.0% PPC      75.0% PPC      120.0% PPC      150.0% PPC      175.0% PPC      200.0% PPC
Implied Seasoned CPR           0.0% CPR    10.0% CPR      15.0% CPR       24.0% CPR       30.0% CPR       35.0% CPR       40.0% CPR
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             27.54        14.17           9.97           4.98            3.74            2.74            2.39
Modified Duration (yrs.)        12.74         9.10           7.18           4.15            3.23            2.44            2.15
First Principal Payment Date   5/15/25      2/15/11        11/15/06       11/15/02         6/15/01         1/15/01         9/15/00
Last Principal Payment Date    9/15/26      4/15/14        2/15/10         4/15/04         9/15/02         6/15/01         1/15/01
Payment Window (mos.)             17          39              40             18              16               6               5
Yield @ 100.00000               6.344        6.336          6.329           6.304           6.287           6.263           6.249
                                                                       ----------------

-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
       Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation

                  Delta Funding Home Equity Loan Trust 1998-2
           Home Equity Loan Asset-Backed Certificates, Series 1998-2



                            BOND SUMMARY (CONTINUED)


Class A-5F (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption         0.0% PPC    50.0% PPC      75.0% PPC      120.0% PPC      150.0% PPC      175.0% PPC      200.0% PPC
Implied Seasoned CPR           0.0% CPR    10.0% CPR      15.0% CPR       24.0% CPR       30.0% CPR       35.0% CPR       40.0% CPR
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             29.03        20.87          16.02           9.91            6.81            4.67            3.09
Modified Duration (yrs.)        12.52        10.87           9.45           6.88            5.16            3.82            2.70
First Principal Payment Date   9/15/26      4/15/14        2/15/10         4/15/04         9/15/02         6/15/01         1/15/01
Last Principal Payment Date    4/15/28      1/15/27        10/15/23        2/15/16        10/15/12         8/15/10        12/15/02
Payment Window (mos.)             20          154            165             143             122             111             24
Yield @ 100.00000               6.691        6.688          6.685           6.675           6.662           6.645           6.617
                                                                       ----------------


Class A-6F (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption         0.0% PPC    50.0% PPC      75.0% PPC      120.0% PPC      150.0% PPC      175.0% PPC      200.0% PPC
Implied Seasoned CPR           0.0% CPR    10.0% CPR      15.0% CPR       24.0% CPR       30.0% CPR       35.0% CPR       40.0% CPR
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             13.27        8.06            7.27           6.55            6.37            6.36            5.93
Modified Duration (yrs.)         8.50        6.02            5.58           5.16            5.05            5.04            4.77
First Principal Payment Date   7/15/01      7/15/01        7/15/01         7/15/01        11/15/01         1/15/02         4/15/02
Last Principal Payment Date    2/15/28      8/15/26        1/15/23         9/15/15         7/15/12         6/15/10        11/15/08
Payment Window (mos.)            320          302            259             171             129             102             80
Yield @ 100.00000               6.252        6.241          6.238           6.234           6.233           6.233           6.230
                                                                       ----------------


Class M-1F (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption         0.0% PPC    50.0% PPC      75.0% PPC      120.0% PPC      150.0% PPC      175.0% PPC      200.0% PPC
Implied Seasoned CPR           0.0% CPR    10.0% CPR      15.0% CPR       24.0% CPR       30.0% CPR       35.0% CPR       40.0% CPR
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.61        12.71           9.30           6.04            4.97            4.47            4.21
Modified Duration (yrs.)        12.45         8.21           6.60           4.75            4.07            3.74            3.57
First Principal Payment Date   3/15/18      8/15/04        10/15/02        7/15/01         8/15/01        10/15/01        11/15/01
Last Principal Payment Date    2/15/28      2/15/24        11/15/18        3/15/12         6/15/09        10/15/07         6/15/06
Payment Window (mos.)            120          235            194             129             95              73              56
Yield @ 100.00000               6.273        6.280          6.282           6.286           6.288           6.289           6.288
                                                                       ----------------


Class M-2F (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption         0.0% PPC    50.0% PPC      75.0% PPC      120.0% PPC      150.0% PPC      175.0% PPC      200.0% PPC
Implied Seasoned CPR           0.0% CPR    10.0% CPR      15.0% CPR       24.0% CPR       30.0% CPR       35.0% CPR       40.0% CPR
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.59        12.57           9.15           5.94            4.85            4.31            3.97
Modified Duration (yrs.)        12.20         8.08           6.49           4.67            3.97            3.61            3.38
First Principal Payment Date   3/15/18      8/15/04        10/15/02        7/15/01         8/15/01         8/15/01         9/15/01
Last Principal Payment Date    12/15/27     1/15/22        7/15/16         7/15/10         2/15/08         8/15/06         6/15/05
Payment Window (mos.)            118          210            166             109             79              61              46
Yield @ 100.00000               6.481        6.490          6.492           6.497           6.499           6.500           6.499
                                                                       ----------------

-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation

                  Delta Funding Home Equity Loan Trust 1998-2
           Home Equity Loan Asset-Backed Certificates, Series 1998-2


                            BOND SUMMARY (CONTINUED)


Class B-1F (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption         0.0% PPC    50.0% PPC      75.0% PPC      120.0% PPC      150.0% PPC      175.0% PPC      200.0% PPC
Implied Seasoned CPR           0.0% CPR    10.0% CPR      15.0% CPR       24.0% CPR       30.0% CPR       35.0% CPR       40.0% CPR
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.49        11.99           8.70           5.61            4.57            4.04            3.70
Modified Duration (yrs.)        11.48         7.63           6.13           4.40            3.73            3.38            3.14
First Principal Payment Date   3/15/18      8/15/04        10/15/02        7/15/01         7/15/01         7/15/01         7/15/01
Last Principal Payment Date    9/15/27      8/15/19        4/15/14         1/15/09        11/15/06         7/15/05         7/15/04
Payment Window (mos.)            115          181            139             91              65              49              37
Yield @ 100.00000               7.107        7.113          7.115           7.119           7.120           7.120           7.120
                                                                       ----------------


Class A-5F (To Call)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption         0.0% PPC    50.0% PPC      75.0% PPC      120.0% PPC      150.0% PPC      175.0% PPC      200.0% PPC
Implied Seasoned CPR           0.0% CPR    10.0% CPR      15.0% CPR       24.0% CPR       30.0% CPR       35.0% CPR       40.0% CPR
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             28.57        16.58          12.26           7.51            5.49            4.28            3.09
Modified Duration (yrs.)        12.45         9.76           8.14           5.72            4.45            3.60            2.70
First Principal Payment Date   9/15/26      4/15/14        2/15/10         4/15/04         9/15/02         6/15/01         1/15/01
Last Principal Payment Date    2/15/27      2/15/15        10/15/10        7/15/06        11/15/04        10/15/03        12/15/02
Payment Window (mos.)             6           11              9              28              27              29              24
Yield @ 100.00000               6.691        6.686          6.680           6.667           6.654           6.641           6.617
                                                                       ----------------


Class A-6F (To Call)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption         0.0% PPC    50.0% PPC      75.0% PPC      120.0% PPC      150.0% PPC      175.0% PPC      200.0% PPC
Implied Seasoned CPR           0.0% CPR    10.0% CPR      15.0% CPR       24.0% CPR       30.0% CPR       35.0% CPR       40.0% CPR
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             13.27        8.04            7.23           6.34            5.65            5.02            4.49
Modified Duration (yrs.)         8.50        6.01            5.56           5.04            4.60            4.18            3.80
First Principal Payment Date   7/15/01      7/15/01        7/15/01         7/15/01        11/15/01         1/15/02         4/15/02
Last Principal Payment Date    2/15/27      2/15/15        10/15/10        7/15/06        11/15/04        10/15/03         1/15/03
Payment Window (mos.)            308          164            112             61              37              22              10
Yield @ 100.00000               6.252        6.241          6.237           6.233           6.228           6.223           6.217
                                                                       ----------------


Class M-1F (To Call)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption         0.0% PPC    50.0% PPC      75.0% PPC      120.0% PPC      150.0% PPC      175.0% PPC      200.0% PPC
Implied Seasoned CPR           0.0% CPR    10.0% CPR      15.0% CPR       24.0% CPR       30.0% CPR       35.0% CPR       40.0% CPR
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.50        11.76           8.50           5.49            4.53            4.07            3.87
Modified Duration (yrs.)        12.43         7.93           6.29           4.46            3.80            3.49            3.34
First Principal Payment Date   3/15/18      8/15/04        10/15/02        7/15/01         8/15/01        10/15/01        11/15/01
Last Principal Payment Date    2/15/27      2/15/15        10/15/10        7/15/06        11/15/04        10/15/03         1/15/03
Payment Window (mos.)            108          127             97             61              40              25              15
Yield @ 100.00000               6.273        6.273          6.273           6.273           6.275           6.275           6.276
                                                                       ----------------


-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation

                  Delta Funding Home Equity Loan Trust 1998-2
           Home Equity Loan Asset-Backed Certificates, Series 1998-2


                            BOND SUMMARY (CONTINUED)


Class M-2F (To Call)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption         0.0% PPC    50.0% PPC      75.0% PPC      120.0% PPC      150.0% PPC      175.0% PPC      200.0% PPC
Implied Seasoned CPR           0.0% CPR    10.0% CPR      15.0% CPR       24.0% CPR       30.0% CPR       35.0% CPR       40.0% CPR
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.50        11.76           8.50           5.49            4.49            3.99            3.70
Modified Duration (yrs.)        12.19         7.84           6.23           4.43            3.75            3.40            3.19
First Principal Payment Date   3/15/18      8/15/04        10/15/02        7/15/01         8/15/01         8/15/01         9/15/01
Last Principal Payment Date    2/15/27      2/15/15        10/15/10        7/15/06        11/15/04        10/15/03         1/15/03
Payment Window (mos.)            108          127             97             61              40              27              17
Yield @ 100.00000               6.481        6.482          6.482           6.482           6.483           6.483           6.485
                                                                       ----------------


Class B-1F (To Call)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption         0.0% PPC    50.0% PPC      75.0% PPC      120.0% PPC      150.0% PPC      175.0% PPC      200.0% PPC
Implied Seasoned CPR           0.0% CPR    10.0% CPR      15.0% CPR       24.0% CPR       30.0% CPR       35.0% CPR       40.0% CPR
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.46        11.67           8.43           5.44            4.43            3.91            3.58
Modified Duration (yrs.)        11.48         7.54           6.03           4.31            3.65            3.29            3.06
First Principal Payment Date   3/15/18      8/15/04        10/15/02        7/15/01         7/15/01         7/15/01         7/15/01
Last Principal Payment Date    2/15/27      2/15/15        10/15/10        7/15/06        11/15/04        10/15/03         1/15/03
Payment Window (mos.)            108          127             97             61              41              28              19
Yield @ 100.00000               7.107        7.108          7.108           7.108           7.109           7.109           7.110
                                                                       ----------------


Class A-1A (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption         0.0% PPC    50.0% PPC      75.0% PPC      100.0% PPC      125.0% PPC      150.0% PPC      175.0% PPC
Implied Seasoned CPR           0.0% CPR    14.0% CPR      21.0% CPR       28.0% CPR       35.0% CPR       42.0% CPR       49.0% CPR
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             11.96        2.57            2.36           2.25            2.22            2.22            1.87
Modified Duration (yrs.)         8.02        2.30            2.13           2.04            2.01            2.01            1.72
First Principal Payment Date   3/15/00      3/15/00        3/15/00         3/15/00         3/15/00         3/15/00        12/15/99
Last Principal Payment Date    1/15/16      1/15/02        10/15/01        6/15/01         5/15/01         5/15/01        11/15/00
Payment Window (mos.)            191          23              20             16              15              15              12
Yield @ 100.00000               6.067        5.995          5.986           5.982           5.980           5.980           5.960
                                                                       ----------------


Class A-2A (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption         0.0% PPC    50.0% PPC      75.0% PPC      100.0% PPC      125.0% PPC      150.0% PPC      175.0% PPC
Implied Seasoned CPR           0.0% CPR    14.0% CPR      21.0% CPR       28.0% CPR       35.0% CPR       42.0% CPR       49.0% CPR
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             23.36        5.76            3.63           2.42            1.55            0.77            0.60
Modified Duration (yrs.)        12.05        4.16            2.85           1.99            1.33            0.72            0.57
First Principal Payment Date   7/15/98      7/15/98        7/15/98         7/15/98         7/15/98         7/15/98         7/15/98
Last Principal Payment Date    5/15/28      7/15/25        5/15/19         2/15/14         7/15/10         6/15/01        12/15/99
Payment Window (mos.)            359          325            251             188             145             36              18
Yield @ 100.00000               5.960        5.967          5.971           5.975           5.980           5.969           5.970
                                                                       ----------------



-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation

                  Delta Funding Home Equity Loan Trust 1998-2
           Home Equity Loan Asset-Backed Certificates, Series 1998-2



                            BOND SUMMARY (CONTINUED)


Class M-1A (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption         0.0% PPC    50.0% PPC      75.0% PPC      100.0% PPC      125.0% PPC      150.0% PPC      175.0% PPC
Implied Seasoned CPR           0.0% CPR    14.0% CPR      21.0% CPR       28.0% CPR       35.0% CPR       42.0% CPR       49.0% CPR
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             27.45        10.30           6.85           5.28            4.84            5.64            3.40
Modified Duration (yrs.)        12.97         7.08           5.22           4.28            4.04            4.60            2.94
First Principal Payment Date   11/15/22    12/15/02        7/15/01        11/15/01         3/15/02         6/15/01        11/15/00
Last Principal Payment Date    4/15/28     11/15/22        1/15/16         6/15/11         6/15/08         2/15/08         4/15/06
Payment Window (mos.)             66          240            175             116             76              81              66
Yield @ 100.00000               6.169        6.177          6.180           6.182           6.180           6.211           6.199
                                                                       ----------------


Class M-2A (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption         0.0% PPC    50.0% PPC      75.0% PPC      100.0% PPC      125.0% PPC      150.0% PPC      175.0% PPC
Implied Seasoned CPR           0.0% CPR    14.0% CPR      21.0% CPR       28.0% CPR       35.0% CPR       42.0% CPR       49.0% CPR
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             27.44        10.17           6.74           5.08            4.33            4.12            4.50
Modified Duration (yrs.)        12.70         6.97           5.14           4.13            3.64            3.51            3.80
First Principal Payment Date   11/15/22    12/15/02        7/15/01         8/15/01        10/15/01        12/15/01         3/15/02
Last Principal Payment Date    3/15/28      9/15/20        1/15/14        11/15/09         4/15/07         6/15/05         3/15/04
Payment Window (mos.)             65          214            151             100             67              43              25
Yield @ 100.00000               6.377        6.388          6.393           6.395           6.396           6.393           6.441
                                                                       ----------------


Class B-1A (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption         0.0% PPC    50.0% PPC      75.0% PPC      100.0% PPC      125.0% PPC      150.0% PPC      175.0% PPC
Implied Seasoned CPR           0.0% CPR    14.0% CPR      21.0% CPR       28.0% CPR       35.0% CPR       42.0% CPR       49.0% CPR
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             27.35        9.50            6.24           4.67            3.89            3.52            3.42
Modified Duration (yrs.)        11.92        6.52            4.78           3.80            3.28            3.02            2.95
First Principal Payment Date   11/15/22    12/15/02        7/15/01         7/15/01         7/15/01         7/15/01         7/15/01
Last Principal Payment Date    1/15/28      5/15/17        4/15/11        11/15/07         9/15/05         3/15/04         2/15/03
Payment Window (mos.)             63          174            118             77              51              33              20
Yield @ 100.00000               7.003        7.012          7.016           7.017           7.018           7.018           7.026
                                                                       ----------------


Class A-2A (To Call)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption         0.0% PPC    50.0% PPC      75.0% PPC      100.0% PPC      125.0% PPC      150.0% PPC      175.0% PPC
Implied Seasoned CPR           0.0% CPR    14.0% CPR      21.0% CPR       28.0% CPR       35.0% CPR       42.0% CPR       49.0% CPR
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             23.27        5.50            3.48           2.25            1.43            0.77            0.60
Modified Duration (yrs.)        12.03        4.08            2.78           1.90            1.26            0.72            0.57
First Principal Payment Date   7/15/98      7/15/98        7/15/98         7/15/98         7/15/98         7/15/98         7/15/98
Last Principal Payment Date    2/15/27      2/15/15        10/15/10        7/15/06        11/15/04         6/15/01        12/15/99
Payment Window (mos.)            344          200            148             97              77              36              18
Yield @ 100.00000               5.960        5.964          5.968           5.968           5.973           5.969           5.970
                                                                       ----------------


-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation

                  Delta Funding Home Equity Loan Trust 1998-2
           Home Equity Loan Asset-Backed Certificates, Series 1998-2



                            BOND SUMMARY (CONTINUED)


Class M-1A (To Call)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption         0.0% PPC    50.0% PPC      75.0% PPC      100.0% PPC      125.0% PPC      150.0% PPC      175.0% PPC
Implied Seasoned CPR           0.0% CPR    14.0% CPR      21.0% CPR       28.0% CPR       35.0% CPR       42.0% CPR       49.0% CPR
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             27.25        9.80            6.59           4.98            4.64            4.88            3.03
Modified Duration (yrs.)        12.94        6.92            5.11           4.12            3.91            4.10            2.68
First Principal Payment Date   11/15/22    12/15/02        7/15/01        11/15/01         3/15/02         6/15/01        11/15/00
Last Principal Payment Date     2/15/27     2/15/15       10/15/10         7/15/06        11/15/04        10/15/03         1/15/03
Payment Window (mos.)             52          147            112             57              33              29              27
Yield @ 100.00000               6.168        6.173          6.177           6.171           6.175           6.194           6.185
                                                                       ----------------


Class M-2A (To Call)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption         0.0% PPC    50.0% PPC      75.0% PPC      100.0% PPC      125.0% PPC      150.0% PPC      175.0% PPC
Implied Seasoned CPR           0.0% CPR    14.0% CPR      21.0% CPR       28.0% CPR       35.0% CPR       42.0% CPR       49.0% CPR
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             27.25        9.80            6.59           4.86            4.19            4.03            4.28
Modified Duration (yrs.)        12.67        6.85            5.07           4.00            3.55            3.45            3.64
First Principal Payment Date   11/15/22    12/15/02        7/15/01         8/15/01        10/15/01        12/15/01         3/15/02
Last Principal Payment Date     2/15/27     2/15/15       10/15/10         7/15/06        11/15/04        10/15/03         1/15/03
Payment Window (mos.)             52          147            112             60              38              23              11
Yield @ 100.00000               6.377        6.383          6.389           6.387           6.390           6.388           6.432
                                                                       ----------------


Class B-1A (To Call)
------------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption         0.0% PPC    50.0% PPC      75.0% PPC      100.0% PPC      125.0% PPC      150.0% PPC      175.0% PPC
Implied Seasoned CPR           0.0% CPR    14.0% CPR      21.0% CPR       28.0% CPR       35.0% CPR       42.0% CPR       49.0% CPR
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             27.23        9.43            6.24           4.64            3.87            3.52            3.42
Modified Duration (yrs.)        11.91        6.50            4.78           3.78            3.27            3.02            2.95
First Principal Payment Date   11/15/22    12/15/02        7/15/01         7/15/01         7/15/01         7/15/01         7/15/01
Last Principal Payment Date     2/15/27     2/15/15       10/15/10         7/15/06        11/15/04        10/15/03         1/15/03
Payment Window (mos.)             52          147            112             61              41              28              19
Yield @ 100.00000               7.003        7.010          7.016           7.014           7.017           7.017           7.026
                                                                       ----------------


-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation

                 DELTA FUNDING HOME EQUITY LOAN TRUST 1998-2
          HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 1998-2

                               COLLATERAL SUMMARY

Fixed Rate Loans
Total Number of Loans                                       3,457
Total Outstanding Loan Balance                    $283,302,160.69
     Balloon (% of Total)                                   4.99%
     Level Pay (% of Total)                                95.01%                                       Min             Max
                                                                                                  -------------------------
Average Loan Original Balance                          $82,056.57                                 $5,000.00     $635,000.00
Average Loan Current Balance                           $81,950.29                                 $5,000.00     $635,000.00
Weighted Average Combined LTV                              72.76%                                     6.03%          95.00%
Weighted Average Coupon                                  10.2153%                                    6.500%        16.9500%
Weighted Average Remaining Term to Mat (months)            315.43                                     55.00          360.00
Weighted Average Seasoning (months)                          0.78                                      0.00          124.00
Weighted Average Original Term (months)                    316.22                                     60.00          360.00


Range of Original Terms (months)                        1 to   60        0.10%
                                                        61 to 120        1.44%
                                                       121 to 180       15.56%
                                                       181 to 240        9.30%
                                                       241 to 300        1.17%
                                                       301 to 360       72.44%

Lien Position
                                1st  Lien                  94.56%
                                2nd  Lien                   5.44%

Property Type
                            Single Family                  70.64%
                             Multi Family                  24.57%
                                Mixed Use                   2.36%
                                    Condo                   2.35%
                              Mobile Home                   0.09%

Occupancy Status
                           Owner Occupied                  87.93%
                       Non-Owner Occupied                  12.07%

Geographic Concentration
(states not listed individually account for                    NY       44.95%                           FL           5.62%
less than or equal to 4% of the pool                           NJ        7.47%                           PA           5.57%
balance)                                                       OH        6.14%

Credit Quality (per Issuer's underwriting guidelines)
                                                                A       57.87%                            C          14.72%
                                                                B       23.31%                            D           4.11%

-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation

                  Delta Funding Home Equity Loan Trust 1998-2
           Home Equity Loan Asset-Backed Certificates, Series 1998-2


                          DETAILED COLLATERAL SUMMARY

Fixed Rate Loans

                  ----------------------------------------------------------------------------------------------------------
                                                                  Loan Count                  Loan Balance  Percent of Total
                  ----------------------------------------------------------------------------------------------------------
Original Balance  0.00+           to           25,000.00                 257                  5,095,501.59              1.80
                  25,000.00+      to           50,000.00                 850                 32,508,839.73             11.47
                  50,000.00+      to           75,000.00                 810                 50,443,400.32             17.81
                  75,000.00+      to          100,000.00                 549                 48,193,016.66             17.01
                  100,000.00+     to          125,000.00                 404                 45,462,557.96             16.05
                  125,000.00+     to          150,000.00                 252                 34,509,052.09             12.18
                  150,000.00+     to          175,000.00                 142                 22,926,560.95              8.09
                  175,000.00+     to          200,000.00                  81                 15,224,781.63              5.37
                  200,000.00+     to          225,000.00                  43                  9,076,276.46              3.20
                  225,000.00+     to          250,000.00                  27                  6,373,740.32              2.25
                  250,000.00+     to          275,000.00                  11                  2,899,436.39              1.02
                  275,000.00+     to          300,000.00                  16                  4,671,000.51              1.65
                  300,000.00+     to          325,000.00                   2                    631,911.44              0.22
                  325,000.00+     to          350,000.00                   6                  2,039,479.39              0.72
                  350,000.00+     to          375,000.00                   4                  1,449,605.25              0.51
                  525,000.00+     to          550,000.00                   1                    550,000.00              0.19
                  600,000.00+     to          625,000.00                   1                    612,000.00              0.22
                  625,000.00+     to          650,000.00                   1                    635,000.00              0.22
                  ----------------------------------------------------------------------------------------------------------
                                         Total                         3,457                283,302,160.69            100.00

                  ----------------------------------------------------------------------------------------------------------
                                                                  Loan Count                  Loan Balance  Percent of Total
                  ----------------------------------------------------------------------------------------------------------
Current Balance   0.00+           to           25,000.00                 260                  5,153,259.65              1.82
                  25,000.00+      to           50,000.00                 849                 32,550,079.79             11.49
                  50,000.00+      to           75,000.00                 810                 50,493,653.11             17.82
                  75,000.00+      to          100,000.00                 547                 48,043,765.75             16.96
                  100,000.00+     to          125,000.00                 404                 45,462,557.96             16.05
                  125,000.00+     to          150,000.00                 252                 34,509,052.09             12.18
                  150,000.00+     to          175,000.00                 142                 22,926,560.95              8.09
                  175,000.00+     to          200,000.00                  81                 15,224,781.63              5.37
                  200,000.00+     to          225,000.00                  43                  9,076,276.46              3.20
                  225,000.00+     to          250,000.00                  27                  6,373,740.32              2.25
                  250,000.00+     to          275,000.00                  11                  2,899,436.39              1.02
                  275,000.00+     to          300,000.00                  16                  4,671,000.51              1.65
                  300,000.00+     to          325,000.00                   2                    631,911.44              0.22
                  325,000.00+     to          350,000.00                   6                  2,039,479.39              0.72
                  350,000.00+     to          375,000.00                   4                  1,449,605.25              0.51
                  525,000.00+     to          550,000.00                   1                    550,000.00              0.19
                  600,000.00+     to          625,000.00                   1                    612,000.00              0.22
                  625,000.00+     to          650,000.00                   1                    635,000.00              0.22
                  ----------------------------------------------------------------------------------------------------------
                                         Total                         3,457                283,302,160.69            100.00


-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation

                  Delta Funding Home Equity Loan Trust 1998-2
           Home Equity Loan Asset-Backed Certificates, Series 1998-2



                     DETAILED COLLATERAL SUMMARY (CONTINUED)

Fixed Rate Loans

                 --------------------------------------------------------------------------------------------------
                                                       Loan Count                  Loan Balance    Percent of Total
                 --------------------------------------------------------------------------------------------------
Interest Rate    6.000+       to         6.500                  1                     64,327.35                0.02
                 6.500+       to         7.000                  2                    450,000.00                0.16
                 7.000+       to         7.500                 29                  3,174,096.35                1.12
                 7.500+       to         8.000                134                 14,734,400.04                5.20
                 8.000+       to         8.500                165                 16,527,099.96                5.83
                 8.500+       to         9.000                383                 36,043,320.68               12.72
                 9.000+       to         9.500                313                 27,215,815.20                9.61
                 9.500+       to        10.000                579                 50,083,062.49               17.68
                 10.000+      to        10.500                341                 27,135,137.10                9.58
                 10.500+      to        11.000                472                 38,719,151.45               13.67
                 11.000+      to        11.500                289                 20,568,338.99                7.26
                 11.500+      to        12.000                291                 21,534,987.04                7.60
                 12.000+      to        12.500                117                  7,300,467.13                2.58
                 12.500+      to        13.000                129                  8,761,815.24                3.09
                 13.000+      to        13.500                 63                  3,592,088.40                1.27
                 13.500+      to        14.000                 54                  3,033,918.41                1.07
                 14.000+      to        14.500                 37                  1,784,357.72                0.63
                 14.500+      to        15.000                 30                  1,584,203.16                0.56
                 15.000+      to        15.500                  5                    250,140.03                0.09
                 15.500+      to        16.000                  8                    251,227.56                0.09
                 16.000+      to        16.500                 12                    327,227.89                0.12
                 16.500+      to        17.000                  3                    166,978.50                0.06
                 --------------------------------------------------------------------------------------------------
                                     Total                  3,457                283,302,160.69              100.00


-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation

                  Delta Funding Home Equity Loan Trust 1998-2
           Home Equity Loan Asset-Backed Certificates, Series 1998-2


                     DETAILED COLLATERAL SUMMARY (CONTINUED)

Fixed Rate Loans

                  -----------------------------------------------------------------------------------------------------
                                                           Loan Count                  Loan Balance    Percent of Total
                  -----------------------------------------------------------------------------------------------------
Combined LTV      5.0+        to            10.0                    3                     59,000.00                0.02
                  10.0+       to            15.0                    8                    186,027.68                0.07
                  15.0+       to            20.0                   16                    511,525.71                0.18
                  20.0+       to            25.0                   25                  1,056,786.32                0.37
                  25.0+       to            30.0                   28                  1,060,141.45                0.37
                  30.0+       to            35.0                   52                  3,538,394.23                1.25
                  35.0+       to            40.0                   61                  3,468,410.68                1.22
                  40.0+       to            45.0                   86                  5,254,193.84                1.85
                  45.0+       to            50.0                  148                 11,195,437.90                3.95
                  50.0+       to            55.0                  144                  9,196,831.58                3.25
                  55.0+       to            60.0                  205                 15,376,219.45                5.43
                  60.0+       to            65.0                  279                 21,587,356.81                7.62
                  65.0+       to            70.0                  420                 32,086,082.49               11.33
                  70.0+       to            75.0                  427                 32,870,271.07               11.60
                  75.0+       to            80.0                  827                 71,317,474.48               25.17
                  80.0+       to            85.0                  408                 41,336,179.16               14.59
                  85.0+       to            90.0                  315                 32,561,071.80               11.49
                  90.0+       to            95.0                    5                    640,756.04                0.23
                  -----------------------------------------------------------------------------------------------------
                                        Total                   3,457                283,302,160.69              100.00

                  -----------------------------------------------------------------------------------------------------
                                                           Loan Count                  Loan Balance    Percent of Total
                  -----------------------------------------------------------------------------------------------------
State             AR                                               18                    656,528.54                0.23
                  AZ                                                8                    534,539.83                0.19
                  CA                                                2                    317,601.39                0.11
                  CO                                               14                  1,223,967.59                0.43
                  CT                                               53                  4,378,869.28                1.55
                  DC                                               13                    891,280.69                0.31
                  DE                                               13                    894,115.78                0.32
                  FL                                              207                 15,910,511.84                5.62
                  GA                                              168                 11,228,866.30                3.96
                  IL                                              121                  9,096,784.91                3.21
                  IN                                              103                  6,798,841.56                2.40
                  KY                                               29                  2,001,943.49                0.71
                  MA                                              107                  9,302,923.55                3.28
                  MD                                               47                  3,275,691.39                1.16
                  ME                                               26                  1,766,897.91                0.62
                  MI                                              169                  9,895,928.54                3.49
                  MN                                                1                    114,400.00                0.04
                  MO                                               22                  1,250,572.07                0.44


-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation

                  Delta Funding Home Equity Loan Trust 1998-2
           Home Equity Loan Asset-Backed Certificates, Series 1998-2



                     DETAILED COLLATERAL SUMMARY (CONTINUED)

Fixed Rate Loans

                    -----------------------------------------------------------------------------------------------------------
                                                                   Loan Count                  Loan Balance    Percent of Total
                    -----------------------------------------------------------------------------------------------------------
State (continued)   MS                                                     49                  2,729,725.03                0.96
                    NC                                                     67                  4,159,493.77                1.47
                    NE                                                      5                    207,283.00                0.07
                    NH                                                     20                  1,632,255.41                0.58
                    NJ                                                    220                 21,160,482.43                7.47
                    NM                                                      3                    175,982.94                0.06
                    NV                                                      2                    146,978.50                0.05
                    NY                                                  1,238                127,349,383.08               44.95
                    OH                                                    276                 17,402,540.43                6.14
                    OK                                                      1                    188,000.00                0.07
                    OR                                                      3                    268,369.56                0.09
                    PA                                                    259                 15,773,079.08                5.57
                    RI                                                     27                  1,609,236.93                0.57
                    SC                                                     26                  1,517,810.73                0.54
                    TN                                                     95                  6,411,172.50                2.26
                    TX                                                     19                    900,828.97                0.32
                    UT                                                      1                    120,000.00                0.04
                    VA                                                      8                    488,311.70                0.17
                    VT                                                      3                    237,572.77                0.08
                    WA                                                      4                    476,595.06                0.17
                    WI                                                      8                    653,141.19                0.23
                    WV                                                      2                    153,652.95                0.05
                    -----------------------------------------------------------------------------------------------------------
                                           Total                        3,457                283,302,160.69              100.00

                    -----------------------------------------------------------------------------------------------------------
                                                                   Loan Count                  Loan Balance    Percent of Total
                    -----------------------------------------------------------------------------------------------------------
Balloon Indicator   Balloon Loan                                          161                 14,148,273.29                4.99
                    Level Pay                                           3,296                269,153,887.40               95.01
                    -----------------------------------------------------------------------------------------------------------
                                           Total                        3,457                283,302,160.69              100.00

                    -----------------------------------------------------------------------------------------------------------
                                                                   Loan Count                  Loan Balance    Percent of Total
                    -----------------------------------------------------------------------------------------------------------
Original Term       1               to              60                     11                    275,907.48                0.10
                    61              to             120                     94                  4,072,562.78                1.44
                    121             to             180                    671                 44,078,208.21               15.56
                    181             to             240                    367                 26,335,102.96                9.30
                    241             to             300                     46                  3,325,119.66                1.17
                    301             to             360                  2,268                205,215,259.60               72.44
                    -----------------------------------------------------------------------------------------------------------
                                           Total                        3,457                283,302,160.69              100.00


-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation

                  Delta Funding Home Equity Loan Trust 1998-2
           Home Equity Loan Asset-Backed Certificates, Series 1998-2


                     DETAILED COLLATERAL SUMMARY (CONTINUED)

Fixed Rate Loans

                  ---------------------------------------------------------------------------------------------------------
                                                               Loan Count                  Loan Balance    Percent of Total
                  ---------------------------------------------------------------------------------------------------------
Remaining Term    1            to               60                     14                    333,665.54                0.12
                  61           to              120                     94                  4,072,562.78                1.44
                  121          to              180                    668                 44,020,450.15               15.54
                  181          to              240                    367                 26,335,102.96                9.30
                  241          to              300                     46                  3,325,119.66                1.17
                  301          to              360                  2,268                205,215,259.60               72.44
                  ---------------------------------------------------------------------------------------------------------
                                      Total                         3,457                283,302,160.69              100.00

                  ---------------------------------------------------------------------------------------------------------
                                                               Loan Count                  Loan Balance    Percent of Total
                  ---------------------------------------------------------------------------------------------------------
Lien Position     1st Lien                                          3,108                267,897,531.26               94.56
                  2nd Lien                                            349                 15,404,629.43                5.44
                  ---------------------------------------------------------------------------------------------------------
                                      Total                         3,457                283,302,160.69              100.00


-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation

                 DELTA FUNDING HOME EQUITY LOAN TRUST 1998-2
          HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 1998-2


                               COLLATERAL SUMMARY


Adjustable Rate Loans

Total Number of Loans                                     650
Total Outstanding Loan Balance                 $65,998,983.41
     Level Pay (% of Total)                           100.00%
     Arm Adjustment Type:                             "2/28"     "6 Month"
                                                      ------     ---------
                                                      75.30%        24.70%

                                                                                                      Min              Max
                                                                                               ---------------------------
Average Loan Original Balance                     $101,617.60                                  $10,000.00      $350,000.00
Average Loan Current Balance                      $101,536.90                                  $10,000.00      $349,654.32
Weighted Average Combined LTV                          78.98%                                      15.63%           95.00%
Weighted Average Coupon                              10.0928%                                     7.5500%         16.0000%
Weighted Average Gross Margin                         6.4071%                                     3.2600%         11.6000%
Weighted Average Gross Life Cap                      16.6910%                                    13.6000%         23.0000%
Weighted Average Minimum Rate                         9.5498%                                     4.1500%         16.0000%
Weighted Average Periodic Cap                         1.0045%                                     1.0000%          3.0000%
Weighted Average First Adj. Cap                       2.4824%                                     1.0000%          3.0000%
Weighted Average Rem Term to Mat (months)              358.67                                      179.00           360.00
Weighted Average Seasoning (months)                      1.23                                        0.00            11.00
Weighted Average Original Term (months)                359.90                                      180.00           360.00

Range of Original Terms
                                                   121 to 180           0.05%
                                                   301 to 360          99.95%

Index                                           6 Month LIBOR         100.00%

Lien Position                                        1st Lien         100.00%

Property Type                                   Single Family          85.11%
                                                 Multi Family          11.15%
                                                        Condo           3.74%

Occupancy Status                               Owner Occupied          94.08%
                                           Non-Owner Occupied           5.92%

Geographic Concentration                                                   IL    14.62%                NY            8.21%
(states not listed individually account for                                OH    10.58%                GA            7.00%
less than or equal to 5% of the pool                                       NJ    10.26%                MI            5.23%
balance)                                                                   MA     8.88%

Credit Quality                                              A          55.12%                           C           15.77%
(per Issuer's underwriting guidelines)                      B          25.27%                           D            3.85%


-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation

                  Delta Funding Home Equity Loan Trust 1998-2
           Home Equity Loan Asset-Backed Certificates, Series 1998-2



                           DETAILED COLLATERAL SUMMARY

Adjustable Rate Loans

                   -----------------------------------------------------------------------------------------------------------
                                                                  Loan Count                  Loan Balance    Percent of Total
                   -----------------------------------------------------------------------------------------------------------
Original Balance   0.00+            to         25,000.00                  11                    230,411.67                0.35
                   25,000.00+       to         50,000.00                  95                  3,889,070.95                5.89
                   50,000.00+       to         75,000.00                 142                  8,836,495.52               13.39
                   75,000.00+       to        100,000.00                 123                 10,779,642.66               16.33
                   100,000.00+      to        125,000.00                 108                 12,129,824.03               18.38
                   125,000.00+      to        150,000.00                  61                  8,291,872.38               12.56
                   150,000.00+      to        175,000.00                  46                  7,467,107.17               11.31
                   175,000.00+      to        200,000.00                  20                  3,747,691.20                5.68
                   200,000.00+      to        225,000.00                  22                  4,670,653.07                7.08
                   225,000.00+      to        250,000.00                   9                  2,151,129.68                3.26
                   250,000.00+      to        275,000.00                   5                  1,293,685.34                1.96
                   275,000.00+      to        300,000.00                   3                    872,624.93                1.32
                   300,000.00+      to        325,000.00                   3                    940,000.00                1.42
                   325,000.00+      to        350,000.00                   2                    698,774.81                1.06
                   -----------------------------------------------------------------------------------------------------------
                                            Total                        650                 65,998,983.41              100.00

                   -----------------------------------------------------------------------------------------------------------
                                                                  Loan Count                  Loan Balance    Percent of Total
                   -----------------------------------------------------------------------------------------------------------
Current Balance    0.00+            to         25,000.00                  11                    230,411.67                0.35
                   25,000.00+       to         50,000.00                  95                  3,889,070.95                5.89
                   50,000.00+       to         75,000.00                 142                  8,836,495.52               13.39
                   75,000.00+       to        100,000.00                 123                 10,779,642.66               16.33
                   100,000.00+      to        125,000.00                 108                 12,129,824.03               18.38
                   125,000.00+      to        150,000.00                  61                  8,291,872.38               12.56
                   150,000.00+      to        175,000.00                  46                  7,467,107.17               11.31
                   175,000.00+      to        200,000.00                  20                  3,747,691.20                5.68
                   200,000.00+      to        225,000.00                  22                  4,670,653.07                7.08
                   225,000.00+      to        250,000.00                   9                  2,151,129.68                3.26
                   250,000.00+      to        275,000.00                   5                  1,293,685.34                1.96
                   275,000.00+      to        300,000.00                   3                    872,624.93                1.32
                   300,000.00+      to        325,000.00                   3                    940,000.00                1.42
                   325,000.00+      to        350,000.00                   2                    698,774.81                1.06
                   ---------------------------------------------------------------------------------------------------------
                                            Total                        650                 65,998,983.41              100.00



-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation

                  Delta Funding Home Equity Loan Trust 1998-2
           Home Equity Loan Asset-Backed Certificates, Series 1998-2


                     DETAILED COLLATERAL SUMMARY (CONTINUED)

Adjustable Rate Loans


                   -------------------------------------------------------------------------------------------------------
                                                              Loan Count                  Loan Balance    Percent of Total
                   -------------------------------------------------------------------------------------------------------
Interest Rate      7.500+         to            8.000                 19                  2,317,159.72                3.51
                   8.000+         to            8.500                 17                  2,327,116.37                3.53
                   8.500+         to            9.000                 57                  6,505,387.93                9.86
                   9.000+         to            9.500                 76                  8,582,269.08               13.00
                   9.500+         to           10.000                136                 14,418,508.38               21.85
                   10.000+        to           10.500                115                 11,916,556.10               18.06
                   10.500+        to           11.000                 97                  9,691,145.19               14.68
                   11.000+        to           11.500                 50                  4,791,466.25                7.26
                   11.500+        to           12.000                 41                  3,070,588.94                4.65
                   12.000+        to           12.500                 17                  1,132,379.41                1.72
                   12.500+        to           13.000                 12                    641,179.25                0.97
                   13.000+        to           13.500                  2                    107,763.12                0.16
                   13.500+        to           14.000                  6                    238,183.99                0.36
                   14.000+        to           14.500                  3                     96,220.04                0.15
                   15.500+        to           16.000                  2                    163,059.64                0.25
                   -------------------------------------------------------------------------------------------------------
                                        Total                        650                 65,998,983.41              100.00

                   -------------------------------------------------------------------------------------------------------
                                                              Loan Count                  Loan Balance    Percent of Total
                   -------------------------------------------------------------------------------------------------------
Combined LTV       15.0+          to           20.0                    1                     10,000.00                0.02
                   20.0+          to           25.0                    1                     49,799.04                0.08
                   25.0+          to           30.0                    2                    114,963.70                0.17
                   30.0+          to           35.0                    4                    120,290.39                0.18
                   35.0+          to           40.0                    8                    473,429.48                0.72
                   40.0+          to           45.0                    8                    618,363.05                0.94
                   45.0+          to           50.0                    9                    564,832.51                0.86
                   50.0+          to           55.0                   11                    955,217.00                1.45
                   55.0+          to           60.0                   25                  1,879,615.93                2.85
                   60.0+          to           65.0                   27                  2,082,772.19                3.16
                   65.0+          to           70.0                   57                  4,290,047.49                6.50
                   70.0+          to           75.0                   86                  8,139,147.57               12.33
                   75.0+          to           80.0                  169                 18,065,450.18               27.37
                   80.0+          to           85.0                  105                 12,439,738.48               18.85
                   85.0+          to           90.0                  136                 16,082,468.11               24.37
                   90.0+          to           95.0                    1                    112,848.29                0.17
                   -------------------------------------------------------------------------------------------------------
                                        Total                        650                 65,998,983.41              100.00



-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation

                  Delta Funding Home Equity Loan Trust 1998-2
           Home Equity Loan Asset-Backed Certificates, Series 1998-2


                     DETAILED COLLATERAL SUMMARY (CONTINUED)

Adjustable Rate Loans


         ---------------------------------------------------------------------------------------------
                                          Loan Count                  Loan Balance    Percent of Total
         ---------------------------------------------------------------------------------------------
State    AZ                                       15                  1,322,625.40                2.00
         CO                                        8                    790,599.05                1.20
         CT                                        7                    993,144.81                1.50
         DC                                        2                    189,826.51                0.29
         FL                                       33                  3,302,613.39                5.00
         GA                                       37                  4,621,494.95                7.00
         IL                                       81                  9,646,920.54               14.62
         IN                                       12                    837,031.15                1.27
         KY                                       16                  1,237,640.16                1.88
         MA                                       48                  5,857,768.04                8.88
         MD                                       22                  2,399,255.24                3.64
         ME                                        2                    167,979.89                0.25
         MI                                       55                  3,454,406.19                5.23
         MO                                       10                    721,290.60                1.09
         MS                                        1                     28,778.27                0.04
         NC                                       15                  1,375,436.61                2.08
         NH                                       17                  1,545,894.50                2.34
         NJ                                       52                  6,770,139.63               10.26
         NM                                       10                    767,759.71                1.16
         NV                                        1                    108,846.43                0.16
         NY                                       41                  5,418,924.02                8.21
         OH                                       84                  6,983,364.32               10.58
         PA                                       36                  2,560,144.05                3.88
         RI                                        6                    372,585.90                0.56
         SC                                        4                    482,098.90                0.73
         TN                                       16                  2,018,093.73                3.06
         UT                                        3                    317,888.68                0.48
         VA                                        5                    850,552.60                1.29
         VT                                        1                     56,230.69                0.09
         WI                                       10                    799,649.45                1.21
         ---------------------------------------------------------------------------------------------
                          Total                  650                 65,998,983.41              100.00


-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation

                  Delta Funding Home Equity Loan Trust 1998-2
           Home Equity Loan Asset-Backed Certificates, Series 1998-2


                     DETAILED COLLATERAL SUMMARY (CONTINUED)

Adjustable Rate Loans


                  ---------------------------------------------------------------------------------------------------------
                                                               Loan Count                  Loan Balance    Percent of Total
                  ---------------------------------------------------------------------------------------------------------
Original Term     121            to            180                      1                     35,939.84                0.05
                  301            to            360                    649                 65,963,043.57               99.95
                  ---------------------------------------------------------------------------------------------------------
                                         Total                        650                 65,998,983.41              100.00

                  ---------------------------------------------------------------------------------------------------------
                                                               Loan Count                  Loan Balance    Percent of Total
                  ---------------------------------------------------------------------------------------------------------
Remaining Term    121            to            180                      1                     35,939.84                0.05
                  301            to            360                    649                 65,963,043.57               99.95
                  -------------------------------------------------------------------------------------------------------
                                         Total                        650                 65,998,983.41              100.00

                  ---------------------------------------------------------------------------------------------------------
                                                               Loan Count                  Loan Balance    Percent of Total
                  ---------------------------------------------------------------------------------------------------------
Lien Position     1st Lien                                            650                 65,998,983.41              100.00
                  -------------------------------------------------------------------------------------------------------
                                         Total                        650                 65,998,983.41              100.00

                  ---------------------------------------------------------------------------------------------------------
                                                               Loan Count                  Loan Balance    Percent of Total
                  ---------------------------------------------------------------------------------------------------------
Gross Margin      3.000+         to              3.500                  1                    107,736.15                0.16
                  3.500+         to              4.000                  3                    292,650.00                0.44
                  4.000+         to              4.500                 16                  1,990,084.84                3.02
                  4.500+         to              5.000                 23                  2,538,267.11                3.85
                  5.000+         to              5.500                 66                  7,181,379.03               10.88
                  5.500+         to              6.000                108                 11,857,454.89               17.97
                  6.000+         to              6.500                108                 10,668,716.44               16.16
                  6.500+         to              7.000                140                 14,704,813.80               22.28
                  7.000+         to              7.500                 96                  9,399,714.85               14.24
                  7.500+         to              8.000                 45                  4,628,542.08                7.01
                  8.000+         to              8.500                 21                  1,566,864.19                2.37
                  8.500+         to              9.000                 14                    610,188.15                0.92
                  9.000+         to              9.500                  6                    238,186.55                0.36
                  9.500+         to             10.000                  1                     51,325.69                0.08
                  11.000+        to             11.500                  1                     69,991.98                0.11
                  11.500+        to             12.000                  1                     93,067.66                0.14
                  -------------------------------------------------------------------------------------------------------
                                         Total                        650                 65,998,983.41              100.00



-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation

                  Delta Funding Home Equity Loan Trust 1998-2
           Home Equity Loan Asset-Backed Certificates, Series 1998-2


                     DETAILED COLLATERAL SUMMARY (CONTINUED)

Adjustable Rate Loans


                 ----------------------------------------------------------------------------------------------------
                                                         Loan Count                  Loan Balance    Percent of Total
                 ----------------------------------------------------------------------------------------------------
Maximum Rate     13.500+      to          14.000                  6                    749,450.00                1.14
                 14.000+      to          14.500                  2                    224,300.00                0.34
                 14.500+      to          15.000                 34                  4,307,632.27                6.53
                 15.000+      to          15.500                 35                  4,708,360.81                7.13
                 15.500+      to          16.000                 93                 10,232,943.04               15.50
                 16.000+      to          16.500                115                 12,389,986.55               18.77
                 16.500+      to          17.000                116                 11,926,557.01               18.07
                 17.000+      to          17.500                 77                  7,379,315.41               11.18
                 17.500+      to          18.000                 71                  6,346,576.96                9.62
                 18.000+      to          18.500                 31                  3,057,187.77                4.63
                 18.500+      to          19.000                 41                  2,930,904.95                4.44
                 19.000+      to          19.500                 14                    944,801.80                1.43
                 19.500+      to          20.000                  7                    429,217.17                0.65
                 20.000+      to          20.500                  2                     65,284.98                0.10
                 20.500+      to          21.000                  3                    112,469.99                0.17
                 21.000+      to          21.500                  1                     30,935.06                0.05
                 22.500+      to          23.000                  2                    163,059.64                0.25
                 ----------------------------------------------------------------------------------------------------
                                   Total                        650                 65,998,983.41              100.00



-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation

                  Delta Funding Home Equity Loan Trust 1998-2
           Home Equity Loan Asset-Backed Certificates, Series 1998-2


                     DETAILED COLLATERAL SUMMARY (CONTINUED)

Adjustable Rate Loans


                    ------------------------------------------------------------------------------------------------------------
                                                                    Loan Count                  Loan Balance    Percent of Total
                    ------------------------------------------------------------------------------------------------------------
Minimum Rate        4.000+          to                4.500                  2                    160,681.17                0.24
                    4.500+          to                5.000                  3                    233,363.79                0.35
                    5.000+          to                5.500                  5                    838,332.91                1.27
                    5.500+          to                6.000                 15                  2,022,797.25                3.06
                    6.000+          to                6.500                  7                    810,869.36                1.23
                    6.500+          to                7.000                 12                  1,655,828.62                2.51
                    7.000+          to                7.500                 15                  1,922,032.37                2.91
                    7.500+          to                8.000                 28                  3,346,481.45                5.07
                    8.000+          to                8.500                 21                  2,677,241.98                4.06
                    8.500+          to                9.000                 54                  5,853,506.61                8.87
                    9.000+          to                9.500                 68                  7,440,384.27               11.27
                    9.500+          to               10.000                125                 12,836,416.25               19.45
                    10.000+         to               10.500                104                 10,644,094.03               16.13
                    10.500+         to               11.000                 84                  8,234,494.65               12.48
                    11.000+         to               11.500                 37                  2,904,146.57                4.40
                    11.500+         to               12.000                 34                  2,283,680.72                3.46
                    12.000+         to               12.500                 15                  1,051,332.06                1.59
                    12.500+         to               13.000                 11                    611,179.25                0.93
                    13.000+         to               13.500                  2                    107,763.12                0.16
                    13.500+         to               14.000                  4                    147,569.99                0.22
                    14.000+         to               14.500                  2                     53,727.35                0.08
                    15.500+         to               16.000                  2                    163,059.64                0.25
                    ------------------------------------------------------------------------------------------------------------
                                              Total                        650                 65,998,983.41              100.00

                    ------------------------------------------------------------------------------------------------------------
                                                                    Loan Count                  Loan Balance    Percent of Total
                    ------------------------------------------------------------------------------------------------------------
Periodic Rate Cap               1.000                                      647                 65,850,348.55               99.77
                                3.000                                        3                    148,634.86                0.23
                    ------------------------------------------------------------------------------------------------------------
                                              Total                        650                 65,998,983.41              100.00

                    ------------------------------------------------------------------------------------------------------------
                                                                    Loan Count                  Loan Balance    Percent of Total
                    ------------------------------------------------------------------------------------------------------------
Interest Rate Cap               1.000                                      137                 16,156,633.07               24.48
                                1.500                                        2                    224,548.41                0.34
                                2.000                                       13                  1,510,575.39                2.29
                                3.000                                      498                 48,107,226.54               72.89
                    ------------------------------------------------------------------------------------------------------------
                                              Total                        650                 65,998,983.41              100.00



-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation

                  Delta Funding Home Equity Loan Trust 1998-2
           Home Equity Loan Asset-Backed Certificates, Series 1998-2



                     DETAILED COLLATERAL SUMMARY (CONTINUED)

Adjustable Rate Loans


                             --------------------------------------------------------------------------------------------------
                                                                   Loan Count                  Loan Balance    Percent of Total
                             --------------------------------------------------------------------------------------------------
Index                        6 Mo. LIBOR                                  650                 65,998,983.41              100.00
                             --------------------------------------------------------------------------------------------------
                                               Total                      650                 65,998,983.41              100.00

                             --------------------------------------------------------------------------------------------------
                                                                   Loan Count                  Loan Balance    Percent of Total
                             --------------------------------------------------------------------------------------------------
Rate Adjustment Frequency     6 months                                    650                 65,998,983.41              100.00
                             --------------------------------------------------------------------------------------------------
                                               Total                      650                 65,998,983.41              100.00



-------------------------------------------------------------------------------
       This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the
                  Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.
        Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.